March 20, 2017

THE DREYFUS/LAUREL FUNDS TRUST

- Dreyfus Global Equity Income Fund

Supplement to Summary and Statutory Prospectus

dated March 1, 2017

The following information supersedes and replaces the information contained in “Portfolio Management” in the summary prospectus and “Fund Summary – Portfolio Management” in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Newton Investment Management (North America) Limited (Newton), to serve as the fund's sub-investment adviser.

Nick Clay and Ian Clark are the fund's primary portfolio managers, positions they have held since October 2012 and March 2017, respectively.  Messrs. Clay and Clark are investment managers and members of the global equity team at Newton.

The following information supersedes and replaces the fourth paragraph included in “Fund Details – Management” in the statutory prospectus:

Nick Clay and Ian Clark are the fund's primary portfolio managers, positions they have held since October 2012 and March 2017, respectively.  They are jointly and primarily responsible for management of the fund's portfolio.  Messrs. Clay and Clark are investment managers and members of the global equity team at Newton, which they joined in 2000 and 2011, respectively.

March 20, 2017

THE DREYFUS/LAUREL FUNDS, INC.

- Dreyfus Global Equity Income Fund

Supplement to Statement of Additional Information dated

April 29, 2016, as revised or amended August 1, 2016, September 30, 2016, December 30, 2016, February 1, 2017 and March 1, 2017

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager[1]	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Ian Clark	0	0	0	0	0	0

1               Because Mr. Clark became a portfolio manager of Dreyfus Global Equity Income Fund as of March 20, 2017, his information is as of December 31, 2016.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Ian Clark	N/A	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager[1]	Fund	Dollar Range of Fund Shares Beneficially Owned
Ian Clark	Dreyfus Global Equity Income Fund	None

1                      Because Mr. Clark became a portfolio manager of Dreyfus Global Equity Income Fund as of March 20, 2017, his information is as of December 31, 2016.

GRP5-SAISTK-0317A